                              [BURNHAM FUND LOGO]



                                                               February 10, 1998

DEAR SHAREHOLDERS:

We are pleased to present to you the Annual Report of the Burnham Fund for 1997.


NEW AND NOTEWORTHY IN 1997
--------------------------------------------------------------------------------

THE BURNHAM FUND ON THE WORLD WIDE WEB. In 1997 The Burnham Fund registered under its own domain name and expanded the information and materials available to visitors on the website. The Fund's internet address is http://www.burnhamfunds.com. On the site, shareholders and interested investors may review the Fund's performance, send e-mail messages to management, download prospectuses and quarterly reports, or request hard copy. For shareholders and investors inter-ested in IRA products, including the new Roth IRA, booklets and applications may be easily downloaded at your, or your investment consultant's convenience.

Burnham Fund Automated Phone Service Line. In the fall of 1997, The Burnham Fund initiated an automated shareholder service line. Shareholders may quickly retrieve information including daily net asset value, account balances, dividend information and fund literature. The number is 1-800-462-2392.



REVIEW OF 1997
--------------------------------------------------------------------------------

BURNHAM FUND DATA. On December 31, 1997, The Fund's net asset value per share for Class A, B and C shares was $30.04, $30.75 and $30.09, respectively, which represent total returns for the year of 24.7%, 23.6% and 23.6%, respectively. This compares to an increase in Morningstar's Large Cap Blend Index of 26.3%.* For the year, The Burnham Fund Class A, B and C shares paid $2.08, $1.82 and $1.85 respectively in taxable dividends per share. Of this amount, $0.45, $0.19 and $0.22 per share, respectively, were from ordinary income and $1.63, $1.63 and $1.63 per share, respectively, were from capital gains. The fourth quarter dividend, $0.12, $0.04 and $0.08 per share, respectively, from ordinary income, and the annual capital gains distribution were paid on January 9, 1998, and are considered taxable for 1997.

1997 was the third year of strong market performance by any measure. The Dow Jones Industrial Average increased 24.9%*, the S&P 500 Index advanced 33.4%*, the NASDAQ Composite rose 22.4%*, and the Lehman Brothers Govt/Corp Bond Index rose 9.8%.* The economy was penned by many professionals as being "nearly perfect." Consumer confidence and industrial production levels hit 30-year highs while inflation remained low, ending the year at a 2.1% rate. Interest rates rose in the first quarter of the year, but then declined steadily following a one-quarter percent increase in short-term interest rates by the Federal Reserve in March. Despite concerns about Asia and profit margin pressure, it appears that earnings for the S&P 500 attained about a 10% increase over 1996. The quality of earnings, absent the effect of inflation, is very high. In terms of market measures, the yield on the S&P 500 continued to drop, ending the year at 1.8%, a ten-year low. The multiple on the index at year end, before extraordinary items, was about 22 times, also at an historically high rate reflecting optimism about future earnings growth. Volatility in the indices became a matter of course; 30% of market trading days saw swings of the Dow Jones Industrial Averages of more than +/-1.0%.

Besides favorable economic conditions, many of 1995 and 1996's positive investment themes continued into 1997. The dollar volume of US and International mergers and acquisitions exceeded $1.5 trillion. Consolidation in several industries occurred, which led to rising valuations and reduction of the supply of common


* These indices are unmanaged and include dividends reinvested.

[BURNHAM FUND LOGO]


stock. Mega-mergers were announced in many sectors, but predominantly among regional banks, brokerage and mutual fund complexes, technology, transportation, energy and telecommunications. Similarly, reorganizations in the way of spin-offs were announced; for example, Pepsi (Restaurants), Ford Motor (The Associates) and US West (US West Media Group). Washington also provided a positive climate for the year. The Federal Government reported earlier than expected budget surpluses which were derived from rising income tax receipts from individual and corporate returns. The Taxpayer Relief Act was passed, an important piece of legislation that serves to expand and increase individual retirement and educational savings options for many Americans, in addition to reducing taxes on personal investments including real estate. Finally, mutual fund purchases by individual investors continued at a record pace, and over 950 new funds began operations.

1998 OUTLOOK
--------------------------------------------------------------------------------

We enter 1998 with optimism. The numerous investment characteristics cited above that led to positive investment returns over the past three years remain in place as the new year begins: high inflow of cash into equity mutual funds, contracting supply of common stock due to mergers, reorganizations and corporate buybacks, a strong economy accompanied by low inflation and low interest rates, and an accommodating environment in Washington. To this mix we note that individual consumers may further enjoy the fruits of a benevolent economy: personal balance sheets may improve in 1998 as a mini-boom is under way in home mortgage refinancing. This will lead to increased family cash flow available for spending or investment.

However, we identify several dark clouds that may cause unease and uncertainty for the markets. First, it is difficult to predict what effect that the Asian crisis will have on US corporate earnings and the economy as a whole. Companies with significant Asian-derived revenue may experience an earnings slowdown due to currency translation and loss of business. Already these effects have been felt by a few prominent technology and capital equipment companies. Contrarily, as the year progresses, these companies may benefit from lower costs associated with weak local currencies. Manufacturing facilities and labor may be contracted at lower rates. Also impacted have been money center banks, which are writing down fourth quarter trading losses and reserving for possible credit problems that may lie ahead. We believe that the bulk of the impact on these banks is behind us, as they recoup some written-down credits, and purchase loans at bankruptcy levels. Looking ahead, the US may become flooded with cheaper foreign goods, the effect of which is twofold. US manufacturers may experience a more difficult pricing environment at a time when hourly wages are rising during a period of historically low unemployment. Good for the consumer, but possibly a squeeze on corporate profit margins. On the other hand, tough pricing and profit pressures imply that the Fed will be less likely to increase interest rates although the US domestic economy is strong. Secondly, this latest scandal surrounding the Clinton Administration may affect investor sentiment if it escalates. Unlike the state of affairs during Watergate, this time around the Vice President is a known entity, the economy is healthy, and investors seem to recover from shocks with more fortitude. Finally, it is our hope that the Iraq conflict is resolved diplomatically, but the possibility exists that the US may use military measures near term.

                                                             [BURNHAM FUND LOGO]


We believe 1998 may be a challenging year, one in which investment fundamentals are positive, yet questions may arise about the sustainability of declining interest rates and the past three years' earnings growth trends. Stock selection and investment discipline will be essential. In light of the above factors, we continue to favor companies with earnings growth potential of at least 15% to 20% per year for five years, product leadership, strong management with a shareholder-value orientation, superior financial underpinnings, and a healthy dividend history (when pertinent). We also search for companies whose stock appears undervalued in the market relative to its past, or those which may benefit from restructuring actions. We also favor companies with relatively little exposure to Asia. Such industries would include consumer staples, regional banking, health care, and real estate investment trusts. We remain overweighted in energy, despite recent weakness in the commodity due to warm weather in the US and reduced demand from Asia, all of which are short term factors. We favor the stronger, large capitalized international oil and service companies. The technology sector still offers opportunity for investment, especially with multiples having contracted during the second half of 1997. In selecting technology investments, we favor companies with exciting new products and services, strong earnings growth, and limited Asian exposure.

We appreciate your confidence in The Burnham Fund, and look forward to serving your investment needs in the year ahead.

Very truly yours,


/s/ I. W. BURNHAM, II                                        /s/ JON M. BURNHAM

I. W. Burnham, II                                                Jon M. Burnham,
Chairman                                                             President &
                                                               Portfolio Manager

The performance data quoted represents past performance and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average total return for Class A shares, assuming the reinvestment of dividends and excluding the maximum sales charge for the one, five and ten year periods ended December 31, 1997 were 24.74%, 14.42% and 12.89%, respectively. Such performance assuming the imposition of the Class A shares' maximum 5% sales charge for the same periods would have been 18.50%, 13.25% and 12.31%, respectively. For Class B and C shares, average total return for the one year period ended December 31, 1997 and life of class total return for the period October 18, 1993 (inception date) to December 31, 1997 were 23.60% and 14.14% and 23.59% and 13.93%, respectively. Class B shares bear a maximum contingent deferred sales charge at a rate of 5% if they are redeemed within the first six years of purchase. Such performance assuming the imposition of the contingent deferred sales charge of 4% for the one year period ended December 31, 1997 and life of class were 19.60% and 13.47%, respectively. Class C shares bear a maximum contingent deferred sales charge at a rate of 1% if they are redeemed within the first year of purchase.

[BURNHAM FUND LOGO]


COMPARISON OF PERFORMANCE TO
CERTAIN MARKET INDICES
--------------------------------------------------------------------------------

Although the Fund's investment objectives do not include matching or exceeding the performance of any securities-related index, the line graph set forth on the following page may be viewed as useful in that it enables an investor to compare the performance of the Fund to certain securities-related market indices. The line graph includes performance information relating to the Standard & Poor's 500 Index, a broad-based stock market index which is comprised of a large, unmanaged "basket" of stocks.

Since the Fund is a managed investment vehicle, and its investment policies permit it to invest in debt securities, convertible securities, warrants and options, the Fund may be able to reduce the volatility and downside risk inherent in an investment in an index comprised exclusively of equity securities. In addition, the line graph sets forth information regarding the Lehman Government/Corporate Bond Index, an index reflecting the broad-based bond market, as well as the average quarterly return of 3-month US Treasury Bills. Because the Fund maintained a portion of its portfolio in fixed-income investments during 1997, the information pertaining to these market indices may be useful in providing a comparison of the Fund's performance to that of the bond market in general. In making any of these comparisons, it should be understood that the performance of a market index is not adjusted to reflect the brokerage expenses that would be incurred in purchasing and selling the securities comprising the index, and does not include the management fees and other expenses that are generally incurred in investing through mutual funds.

The performance information set forth on the line graph is based on a $10,000 investment made as of December 31, 1987, and reflects changes in value through the 10-year period to December 31, 1997. Performance for The Burnham Fund Class A shares is based on the imposition of a maximum initial sales charge of 5%. Performance for other classes of the Fund will be greater or less than the line graph shown based on differences in sales charges and fees paid by shareholders investing in the difference classes of the Fund. Average annualized total returns for Classes B and C shares for the one year and life of class (inception date: October 18, 1993), assuming the composition of contingent deferred sales charges were 19.66% and 13.47%, and 23.59% and 13.93%, respectively.

PERFORMANCE ANALYSIS SECTION
--------------------------------------------------------------------------------

Jon M. Burnham, Portfolio Manager of the Fund, believed that equities had a more positive total return potential than fixed income securities for 1997. For the four quarters of 1997, consecutively, the fund returned 1.0%, 14.2%, 6.7% and 1.3%. In comparison, The S&P 500 (fully invested, including dividend reinvestment, and which is unmanaged) returned 2.7%, 17.5%, 7.5% and 2.9%. The Lehman Government/Corporate Bond Index returned (0.9%), 3.7%, 3.5% and 3.2% for the year. The Morningstar Growth and Income Index rose 1.4%, 14.7%, 8.7% and 1.1% for the four quarters of 1997. Management of the Fund attributes differentials in performance to its performance in the third and fourth quarters, a volatile period during which several sectors of the portfolio, which are overweighted relative to its peers, were particularly affected by profit taking due to investor concern about Asian risk. These sectors included money-center banks, semiconductors, oil and oil service companies. The Fund's management in the recent two years has favored representation in the Real Estate Investment Trust sector for its high dividend flow and capital appreciation potential, as opposed to the low current yields of fixed income instruments. This group underperformed the S&P 500 by approximately 19% in 1997.

                              [BURNHAM FUND LOGO]



              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN THE FUND TO CERTAIN MARKET INDICES

                               AVERAGE ANNUALIZED
                                TOTAL RETURN OF
                                THE BURNHAM FUND


     1 YEAR                       5 YEARS                       10 YEARS
     -------------------------------------------------------------------
     18.50%                        13.25%                        12.31%



             [GRAPH -- PLOTTED FOR 3-MONTH PERIODS, FROM DECEMBER 1987
                             THROUGH DECEMBER 1997]

                                            AVERAGE
                              LEHMAN        3-MONTH
THE BURNHAM      S&P        GOVT. BOND    US TREASURY
   FUND       500 INDEX       INDEX        BILL RATE
-----------   ---------      ---------    -----------
  9,500         10,000        10,000        10,000
  9,982         10,569        10,584        10,141
 10,224         11,274        10,962        10,295
 10,380         11,312        11,070        10,471
 10,628         11,660        11,277        10,668      Value at end of period
 11,211         12,486        11,385        10,889           S&P 500 Index
 11,826         13,588        11,509        11,115              $52,699
 12,510         15,043        12,435        11,328
 13,049         15,354        12,551        11,540
 12,602         14,893        13,005        11,759
 12,824         15,828        12,856        11,983
 12,338         13,652        13,319        12,213
 12,817         14,875        13,399        12,438
 13,548         17,036        14,083        12,616
 13,435         16,997        14,463        12,797
 14,113         17,907        14,681        12,976
 15,121         19,408        15,525        13,140
 14,914         18,918        16,353        13,269
 14,924         19,278        16,108        13,395
 15,632         19,882        16,762        13,507
 16,286         20,883        17,580        13,609
 16,837         21,800        17,592        13,707          The Burnham Fund
 17,204         21,904        18,412        13,807               $31,938
 17,967         22,468        18,966        13,910
 17,811         22,991        19,594        14,010
 16,935         22,120        19,537        14,111
 16,938         22,212        18,923        14,245
 17,573         23,296        18,689        14,389         Lehman Brothers Corp/
 17,494         23,293        18,782        14,550           Govt Bond Index
 18,451         25,561        18,852        14,732               $24,599
 19,715         28,000        19,790        14,943
 20,775         30,226        21,073        15,145
 21,771         32,046        21,475        15,357
 22,750         33,765        22,476        15,538
 23,271         35,278        21,950        15,732
 23,866         36,369        22,053        15,930         Average 3-Month U.S.
 25,603         39,402        22,444        16,131          Treasury Bill Rate
 25,849         40,461        23,131        16,333                $16,962
 29,532         47,526        22,932        16,535
 31,521         51,085        23,764        16,750
 31,937         52,699        24,598        16,961


[BURNHAM FUND LOGO]


                            INVESTMENT PERSPECTIVE

                         EQUITY PORTFOLIO DISTRIBUTION
                          by Industry Classification
                               December 31, 1997



                                                                   % Total
                                                               Equity Portfolio
Energy - Oil & Gas .........................................        13.74%
Real Estate Investment Trust ...............................        10.15%
Computer Products & Software ...............................         9.08%
Insurance & Financial Services .............................         9.06%
Pharmaceuticals ............................................         8.18%
Banking ....................................................         7.11%
Oil Drilling ...............................................         5.25%
Automotive .................................................         3.98%
Telecommunication Network Services .........................         4.50%
Semiconductors .............................................         3.30%
Other ......................................................        25.64%
                                                                   ------
Total Equities .............................................       100.00%
                                                                   ------
                                                                   ------




                  TOTAL PORTFOLIO DISTRIBUTION BY ASSET CLASS
                               December 31, 1997



                                  [PIE CHART]


TOP 25% PORTFOLIO HOLDINGS
December 31, 1997

                                                             Number of                                     % of
                                                              Shares                  Value             Net Assets
                                                            -----------            -----------             -----
Travelers Group Inc ............................                120,000            $6,465,000                 4.68%
The Bank of New York Co., Inc. .................                100,000            $5,781,250                 4.18%
Exxon Corporation ..............................                 90,000            $5,506,875                 3.99%
Diamond Offshore Drilling Inc. .................                100,000            $4,812,500                 3.48%
Allstate Corp. .................................                 45,000            $4,089,375                 2.96%
American Express Co. ...........................                 45,000            $4,016,250                 2.91%
Pfizer Inc. ....................................                 50,000            $3,728,125                 2.70%
Intel Corp. ....................................                 50,000            $3,510,938                 2.54%
                                                                                  -----------                -----
Top 25% Portfolio Holdings .....................                                  $37,910,313                27.44%
                                                                                  -----------                -----
                                                                                  -----------                -----


         CUMULATIVE RETURN
OF A HYPOTHETICAL $10,000 INVESTMENT*
   from inception (June 16, 1975)
     through December 31, 1997

    THE BURNHAM FUND -- CLASS A

    Value of hypothetical investment
      on December 31, 1997: $179,941

            LIFE OF FUND
     Cumulative Percent Return:
                      1,699.41%
Annual Compound Rate of Return:
                         13.65%

[GRAPH -- PLOTTED ANNUALLY FROM 1975 THROUGH 1997]

            9,792
           12,130
           11,656
           13,167
           16,265
           21,777
           21,219
           25,928
           29,066
           31,166
           41,190
           50,169
           53,524
           59,883
           73,520
           72,216
           85,194
           91,758
           99,000
           98,584
          128,000
          144,252
          145,638
          166,355
          177,598

$10,000 investment on June 16, 1975
(inception date).

* All performance analyses shown herein represent past performance and are not indicative of future performance. All dividends and distributions from income and capital gains have been continually reinvested. Performance does not include the imposition of the maximum 5% sales charge. Performance for other classes of the Fund will be greater or less than the data shown in the graph and tables based on differences in sales charges and fees paid by shareholders investment in the different classes of the Fund.


                          AVERAGE ANNUAL TOTAL RETURN
                         Period ended December 31, 1997


                   One Year........................ 24.74%
                   Five Years...................... 14.42%
                   Ten Years....................... 12.89%
                   Fifteen Years................... 13.79%
                   Twenty Years.................... 14.66%

                                                             [BURNHAM FUND LOGO]


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The Burnham Fund Inc.:


     We have audited the accompanying statement of assets and liabilities and statement of net assets of The Burnham Fund Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Burnham Fund Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



New York, New York                                      Coopers & Lybrand L.L.P.
January 30, 1998

[BURNHAM FUND LOGO]

                            STATEMENT OF NET ASSETS
                               December 31, 1997



                                                   Number of         Value
                                                    Shares         (Note 1)
----------------------------------------------------------------------------
Common Stocks                      89.58%
Aerospace                           2.75%
  Boeing Co.............................             25,000    $  1,223,438
  General Motors Corp., Class H.........             30,000       1,108,125
  Gulfstream Aerospace Corp. ...........             50,000       1,462,500
                                                               ------------
                                                                  3,794,063
                                                               ------------
Automotive                          3.56%
  Chrysler Corp. .......................             50,000       1,759,375
  Ford Motor Co. .......................             65,000       3,164,688
                                                               ------------
                                                                  4,924,063
                                                               ------------
Banking                             6.37%
  The Bank of New York Co., Inc. .......            100,000       5,781,250
  Citicorp. ............................             15,000       1,896,563
  Fleet Financial Group Inc. ...........             15,000       1,124,063
                                                               ------------
                                                                  8,801,876
                                                               ------------
Chemicals                           1.06%
  Monsanto Co. .........................             35,000       1,470,000
                                                               ------------

Computer Products &
   Software                         8.14%
  Cisco Systems Inc. ...................             15,000a        837,187
  EMC Corp. ............................             20,000         548,750
  Hewlett Packard Co. ..................             35,000       2,187,500
  International Business Machines Corp..             25,000       2,614,062
  Microsoft Corp. ......................             20,000a      2,584,375
  Phoenix Technologies Ltd. ............             65,000a        792,188
  Siebel Systems Inc. ..................             40,000a      1,676,250
                                                               ------------
                                                                 11,240,312
                                                               ------------

Conglomerates                       0.90%
  Textron Inc. .........................             20,000       1,250,000
                                                               ------------

Consumer Products                   2.77%
  Blyth Industries Inc. ................             30,000         898,125
  General Electric Co.  ................             40,000       2,935,000
                                                               ------------
                                                                  3,833,125
                                                               ------------

Data Processing                     0.44%
  Automatic Data Processing.............             10,000         613,750
                                                               ------------

Energy - Oil and Gas               12.31%
  Amoco Corp. ..........................             25,000       2,128,125
  British Petroleum PLC ADS.............             20,000       1,593,750
  Exxon Corporation.....................             90,000       5,506,875
  Mobil Corporation.....................             40,000       2,887,500
  Royal Dutch Petroleum Co. ADR.........             40,000       2,167,500
  Texaco Inc. ..........................             50,000       2,718,750
                                                               ------------
                                                                 17,002,500
                                                               ------------



                                                   Number of         Value
                                                    Shares         (Note 1)
----------------------------------------------------------------------------
Engineering/
   Industrial Production            1.68%
  Thermo Electron Corp .................             50,000    $  2,225,000
  Thermolyte Corp. units (Note 4).......             10,000ab       100,000
                                                               ------------
                                                                  2,325,000
                                                               ------------

Farm Equipment                      0.88%
  Case Corporation......................             20,000       1,208,750
                                                               ------------

Healthcare Facilities               1.45%
  Rehabcare Group Inc. .................             75,000       2,006,250
                                                               ------------

Insurance & Financial Services      8.12%
  Allstate Corp. .......................             45,000       4,089,375
  TIG Holdings, Inc. ...................             20,000         663,750
  Travelers Group Inc. .................            120,000       6,465,000
                                                               ------------
                                                                 11,218,125
                                                               ------------

Media Broadcasting                  0.85%
  CBS Corporation                                    40,000       1,177,500
                                                               ------------

Medical Supplies                    1.48%
  Baxter International Inc. ............             25,000       1,260,937
  Medtronic Inc. .......................             15,000         784,688
                                                               ------------
                                                                  2,045,625
                                                               ------------

Oil Drilling                        4.70%
  Diamond Offshore Drilling Inc. .......            100,000       4,812,500
  Transocean Offshore Inc. .............             35,000       1,686,562
                                                               ------------
                                                                  6,499,062
                                                               ------------
Pasta Producer                      1.09%
  American Italian Pasta Co. ...........             60,000a      1,500,000
                                                               ------------

Personal Care Products              1.45%
  Gillette Co. .........................             20,000       2,008,750
                                                               ------------

Pharmaceuticals                     7.33%
  Lilly (Eli) & Co. ....................             15,000       1,044,375
  Merck & Co., Inc. ....................             27,000       2,868,750
  Pfizer Inc. ..........................             50,000       3,728,125
  Warner Lambert Inc. ..................             20,000       2,480,000
                                                               ------------
                                                                 10,121,250
                                                               ------------
Real Estate Investment
  Trusts                            9.09%
  Chateau Communities Inc. .............             50,000       1,575,000
  Developers Diversified Realty Corp. ..             30,000       1,147,500
  Franchise Finance Corp. of America....             80,000       2,160,000
  Golf Trust Co. of America Inc. .......             65,000       1,885,000
  Meditrust SBI.........................             84,000       3,076,500
  National Golf Properties Inc. ........             40,000       1,312,500
  Vornado Realty Trust..................             30,000       1,408,125
                                                               ------------
                                                                 12,564,625
                                                               ------------


                       See notes to financial statements.
                                       8

                                                             [BURNHAM FUND LOGO]




                            STATEMENT OF NET ASSETS
                               December 31, 1997



                                                   Number of         Value
                                                    Shares         (Note 1)
----------------------------------------------------------------------------

Securities Brokerage                0.76%
  The Charles Schwab Corporation........             25,000    $  1,048,437
                                                               ------------

Semiconductors                      2.96%
  Intel Corp. ..........................             50,000       3,510,938
  Motorola, Inc. .......................             10,000         571,875
                                                               ------------
                                                                  4,082,813
                                                               ------------

Telecommunications
   Equipment                        2.49%
  ECI Telecom Ltd. .....................             25,000         639,062
  Lucent Technologies Inc. .............             35,000       2,795,625
                                                               ------------
                                                                  3,434,687
                                                               ------------

Telecommunications Network
  and Services                      4.04%
  GTE Corp..............................             40,000       2,090,000
  MCI Communication Corp. ..............             30,000       1,285,312
  SBC Communications Inc. ..............             30,000       2,197,500
                                                               ------------
                                                                  5,572,812
                                                               ------------
Travel Related &
  Financial Services                2.91%
  American Express Co. .................             45,000       4,016,250
                                                               ------------
  Total Common Stocks
   (identified cost: $77,692,210).......                        123,759,625
                                                               ------------
Convertible Preferred
  Securities                        2.86%
  Food Products                     0.56%
   Chiquita Brands International Inc.,
    conv. preferred Cl. `A'.............             15,000         767,812
                                                               ------------

Passenger Cruise Lines              1.23%
  Royal Caribbean Cruises,
   conv. preferred Cl. `A'..............             20,000       1,701,250
                                                               ------------

Utilities                           1.07%
  AES Trust I, conv. preferred
   Series `A'...........................              6,000         430,500
AES Trust II, $2.75 conv. preferred
   Series `B' TECONS....................             20,000c      1,045,000
                                                               ------------
                                                                  1,475,500
                                                               ------------

Total Convertible Preferred
 Securities  (identified
 cost: $3,080,925)......................                          3,944,562
                                                               ------------


                                                   Principal         Value
                                                    Amount         (Note 1)
----------------------------------------------------------------------------

Corporate Bonds                     2.40%
Financial Services                  1.46%
  Ford Motor Credit Corp.,
   9 1/4% notes 6/15/98.................         $1,000,000    $  1,014,638
  General Electric Capital Corp.,
   8% notes 1/15/98.....................          1,000,000       1,000,512
                                                               ------------
                                                                  2,015,150
                                                               ------------
Hotels                              0.94%
  Marriott Corp., 93/8% deb. 6/15/07....          1,265,000       1,301,761
                                                               ------------
  Total Corporate Bonds
  (identified cost: $3,272,686).........                          3,316,911
                                                               ------------

Commercial Paper                    6.81%
  Associates First Capital Corp.,
   6.55% 01/02/98.......................          6,700,000       6,700,000
  General Electric Capital Corp.,
   5.65% 01/02/98.......................          2,707,000       2,707,000
                                                               ------------
  Total Commercial Paper
   (identified cost: $9,407,000.........                          9,407,000
                                                               ------------
  Total Investments
   (identified cost: $93,452,821) 101.65%                       140,428,098
Cash and Other Assets,
  less Liabilities                 (1.65%)                       (2,276,866)
                               ---------                       ------------
Net Assets                        100.00%                      $138,151,232
                               ---------                       ------------
                               ---------                       ------------


--------------------------------------------------------------------------------
a   Non-income producing security.

b   A unit consists of one share of common stock of Thermolyte Corp.
and one redemption right.

c "TECONS" are term convertible securities with a liquidation amount of $50 per security and are convertible into the common stock of the AES Corporation.


Federal Income Tax Basis of Investment Securities
-------------------------------------------------
For Federal income tax purposes, the tax basis of investment securities owned at December 31, 1997 was $93,336,030. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $47,333,268 and aggregate gross unrealized depreciation for all securities in which there was excess of tax cost over value was $241,200.


                       See notes to financial statements.
                                       9

[BURNHAM FUND LOGO]

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997

Assets:
  Investment in securities, at value (identified
     cost: $93,452,821)(Note 1).......................  $140,428,098
  Cash in bank........................................           244
  Dividends and interest receivable...................       198,427
  Receivable for capital stock sold...................        18,330
  Receivable from investment advisor..................           732
                                                        ------------
    Total assets......................................   140,645,831
                                                        ------------
Liabilities:
  Payable for capital stock redeemed..................         8,785
  Payable for investment securities purchased.........     2,314,250
  Payable for investment advisory fees (Note 6).......        73,061
  Payable for distribution and
    service fees (Note 7).............................         1,427
  Accrued expenses and other payables.................        97,076
                                                       -------------
    Total liabilities.................................     2,494,599
                                                       -------------
Net Assets............................................  $138,151,232
                                                       -------------
                                                       -------------
Class A Shares
Net asset value and redemption price per share
  (Note 2): ($136,443,491/4,541,503.689 shares
  outstanding) ......................................   $      30.04
                                                       -------------
                                                       -------------
Calculation of Maximum Offering Price
Sales charge - 5% of public offering price:
  (Note 2): ($30.04 net asset value plus 5.0%
  of public offering price) .........................   $      31.62
                                                       -------------
                                                       -------------
Class B Shares
Net asset value and offering price per share:
  (Note 2): ($1,611,828/52,413.270 shares
  outstanding) .......................................   $     30.75
                                                       -------------
                                                       -------------
Class C Shares
Net asset value and offering price per share:
  (Note 2): ($95,913/3,187.988 shares
  of capital stock outstanding) ......................   $     30.09
                                                       -------------
                                                       -------------
Redemption price per share varies with the length of time Class B and C shares are held. (Note 7)

Net Assets Consisted of:
  Capital paid-in .....................................  $ 82,944,585
  Undistributed net investment
    income ............................................       593,535
  Accumulated net realized gains
    on investments ....................................     7,637,835
  Net unrealized appreciation of
    investments .........................................    46,975,277
                                                          -------------
                                                           $138,151,232
                                                          -------------
                                                          -------------

                            STATEMENT OF OPERATIONS
                          Year ended December 31, 1997
Investment income:
Income:
  Dividends .........................................  $ 2,384,042
  Interest ..........................................    1,149,339
                                                        ----------
     Total income ...................................    3,533,381
                                                        ----------
Expenses:
  Investment advisory fees (Note 6) .................      811,886
  Distribution fee (Class A)(Note 7) ................       50,360
  Distribution fee (Class B)(Note 7) ................       10,286
  Distribution fee (Class C)(Note 7) ................          271
  Service fees (Class B & C)(Note 7) ................        3,518
  Transfer agent fees ...............................      198,921
  Professional fees .................................       63,900
  Reports to shareholders ...........................       53,066
  Directors| fees and expenses ......................       67,588
  Custodian fees ....................................       50,005
  Registration fees and expenses ....................       63,774
  Insurance expense .................................       53,193
  Miscellaneous expense .............................       19,744
                                                        ----------
    Total expenses before reimbursement .............    1,446,512

  Less: Expenses voluntarily reimbursed
    by Investment Adviser (Note 6) ..................         (386)
                                                        ----------
  Total expenses after reimbursement ................    1,446,126
                                                        ----------
    Net investment income ...........................    2,087,255
                                                        ----------
Net Realized and Unrealized Gain on Investments:
Realized gain from securities and options
  transactions (excluding short-term
  money market instruments)
    Proceeds from sales ................  $82,564,609
    Cost of securities sold ............  (74,968,940)
                                           ----------
Net realized gain from securities
  transactions ......................................    7,595,669
                                                        ----------
Increase in unrealized appreciation
  of investments
    Beginning of year ..................  $28,230,141
    End of year ........................   46,975,277
                                           ----------
Increase in unrealized appreciation .................   18,745,136
                                                        ----------
Net realized and unrealized gain
  on investments ....................................   26,340,805
                                                        ----------
Net increase in net assets resulting
  from operations ................................... $ 28,428,060
                                                        ----------
                                                        ----------
                     See notes to financial statements.
                                      10

                                                             [BURNHAM FUND LOGO]

                       STATEMENT OF CHANGES IN NET ASSETS

                                             Year ended           Year ended
                                            December 31,         December 31,
                                               1997                  1996
--------------------------------------------------------------------------------
Increase in Net Assets:
From operations:
  Net investment income ...........       $   2,087,255          $   2,427,541
  Net realized gain from
   security and option
   transactions ...................           7,595,669              5,392,607
Increase in unrealized
 appreciation of investments ......          18,745,136             10,669,966
                                          -------------          -------------
 Net increase in net assets
  resulting from operations .......          28,428,060             18,490,114
                                          -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 1):
From net investment income:
 Class A Shares ..................           (2,041,644)            (2,637,095)
 Class B Shares ..................              (12,430)                (6,330)
 Class C Shares ..................                 (122)                   (27)
From realized gains from security
 and option transactions:
 Class A Shares ..................           (5,310,408)            (4,155,898)
 Class B Shares ..................              (45,808)               (23,246)
 Class C Shares ..................                 (152)                  (108)
                                          -------------          -------------
Total distributions to
   shareholders ..................           (7,410,564)            (6,822,704)
                                          -------------          -------------
CAPITAL SHARE TRANSACTIONS
(NOTE 2):
 Net proceeds from sale
  of shares ......................            2,286,944              1,333,647
Net asset value of shares issued
 to shareholders in
  reinvestment of dividends ......            6,428,892              5,845,914
                                          -------------          -------------
                                              8,715,836              7,179,561
Cost of shares redeemed .........           (10,050,186)           (13,059,437)
                                          -------------          -------------
Decrease in net assets derived
from capital share
  transactions ..................            (1,334,350)            (5,879,876)
                                          -------------          -------------
Increase in net
 assets for the year ...........             19,683,146              5,787,534
                                          -------------          -------------
NET ASSETS:
 Beginning of year .............            118,468,086            112,680,552
                                          -------------          -------------
 End of year (including
  undistributed net investment
  income of $593,535 and
  $2,427,853, respectively) .....         $ 138,151,232          $ 118,468,086
                                          -------------          -------------
                                          -------------          -------------
                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 1 -- Significant Accounting Policies

The Burnham Fund Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

The Fund offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 5.0%. Class B shares are sold with a contingent deferred sales charge of 5.0% which declines to zero for purchases held for more than six years. Class C shares are sold with a contingent deferred sales charge of 1.0%, which declines to zero if held for more than one year

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation - Investments in securities traded, or in options purchased, on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the last business day of the period. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term money market instruments which have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates value.

B. Repurchase agreements - Securities held as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held for the Fund's behalf by its custodian under the book-entry system. The Fund monitors the adequacy of the collateral (U.S. Government securities) daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below 102% of the carrying value of the repurchase agreement.

C. Federal income taxes - It is the Fund's intent to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that

[BURNHAM FUND LOGO]

its net investment income and net realized capital gains are distributed.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend dates. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characteristics of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. During 1997, the Fund decreased undistributed net investment income by $1,867,377 and increased accumulated net realized gains on investments by $1,867,377.

E. Expenses - Expenses that are attributable to a specific class of shares will be charged to that class. Fund-level expenses will be allocated daily based upon the relative percentage of net assets of each class of shares.

F. Management's Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- CAPITAL STOCK

At December 31, 1997, there were 40,000,000 shares of capital stock ($0.10 par value) authorized, divided into four classes designated Class A, B, C and D shares. At December 31, 1997, Class D shares were not issued.

Transactions in capital stock for the year ended 1997 and year ended 1996 for Class A, B and C shares were as follows:

                                                   Year ended      Year ended
                                                     1997             1996
                                                   -----------------------------
CLASS A SHARES
Shares sold ............................             70,028              44,731
Shares issued to shareholders
  in reinvestment of distributions .....            256,708             257,573
                                                   --------            --------
                                                    326,736             302,304
Shares redeemed ........................           (363,191)           (556,676)
                                                   --------            --------
Net decrease ...........................            (36,455)           (254,372)
                                                   --------            --------
                                                   --------            --------
CLASS B SHARES

Shares sold ............................             11,773              12,016
Shares issued to shareholders
in reinvestment of distributions .......              2,280               1,251
                                                   --------            --------
                                                     14,053              13,267
Shares redeemed ........................             (1,130)               (807)
                                                   --------            --------
Net increase ...........................             12,923              12,460
                                                   --------            --------
                                                   --------            --------

                                                   Year ended      Year ended
                                                     1997             1996
                                                   -----------------------------
CLASS C SHARES

Shares sold ............................              3,071                  -0-
Shares issued to shareholders
  in reinvestment of distributions......                 10                   6
                                                   --------            --------
                                                      3,081                   6

Shares redeemed ........................                (25)                 -0-
                                                   --------            --------
Net increase ...........................              3,056                   6
                                                   --------            --------
                                                   --------            --------

NOTE 3 -- PURCHASE AND SALES OF SECURITIES

The aggregate cost of purchases and the proceeds from sales of securities or maturities for the year ended December 31, 1997 were:

                                                                Proceeds
                                               Cost of         from sales
                                               purchases     or maturities
                                               ---------------------------

Short-term money
  market instruments..........              $1,682,403,000   $1,676,771,000
Common stocks and other
  securities..................                 $72,880,779      $82,564,609


NOTE 4 -- RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. A secondary market exists for certain privately placed securities. At December 31, 1997, the Fund held a restricted security with a value aggregating $100,000, representing less than 0.1% of the Fund's net assets. Currently, a market does not exist for the security listed below:

Units           Company              Acquired        Cost            Value
--------------------------------------------------------------------------------
10,000      Thermolyte Corp.        03/16/1995      $100,000        $100,000

This security has been valued in good faith by management.

NOTE 5 -- OFF-BALANCE SHEET RISK IN FINANCIAL INSTRUMENTS

The Fund may from time to time trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written as well as purchased options, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially sub-

                                                             [BURNHAM FUND LOGO]

ject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no financial instruments with off-balance sheet risk at the end of the year owned by the Fund.

NOTE 6 -- INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS

Burnham Asset Management Corporation, the Investment Adviser, provides research and statistical services and makes investment recommendations to the Fund. With its affiliate, Burnham Securities Incorporated (the "Distributor"), the Investment Adviser supplies a staff trained in accounting and shareholder services to aid in the Fund's administration and day-to-day operations.

The Investment Adviser receives an investment advisory fee paid monthly at an annual rate of 5/8 of 1% of the Fund's average daily net asset values. In addition, if in any year the Fund's operating expenses, including investment advisory fees but excluding interest, taxes and brokerage commissions, exceed 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million and 1.5% of the remaining average net assets, the fees to be paid to the Investment Adviser will be reduced to the extent that such expenses exceed such limitation. For the year ended December 31, 1997, the Fund incurred fees in the amount of $811,886. The advisory fees and the expenses of the Fund as defined above did not exceed the maximum allowable limitation. The Investment Adviser has voluntarily agreed to reimburse expenses of Class B and C shares in order to limit such expenses to an annual rate of 2.3% and 2.3%, respectively. Accordingly, the Investment Adviser has reimbursed Class C shares $386.

NOTE 7 -- DISTRIBUTION SERVICES AGREEMENT

The Distributor serves as principal distributor of Fund shares. The Fund has adopted a Distribution Service Agreement (the "Agreement") pursuant to Rule 12b-1 under the 1940 Act for Classes A, B and C shares. Under the agreement, the Fund pays a distribution fee, subject to certain NASD sales expense limitations on the Distributor at an annual rate of 0.25%, 0.75% and 0.75%, respectively, of the Fund's average daily net assets attributable to each respective class. For the year ended December 31, 1997, Class A, B and C shares incurred fees of $50,360, $10,286, and $271, respectively. Class B and C shares of the Fund will also pay a service fee at an annual rate of 0.25% of the average daily net assets of Class B and C shares. The service fee will be used by the Distributor to compensate broker-dealers and other NASD members for rendering continuing, ongoing service to Class B and C shareholders. Service fees incurred for Class B and C shares for the year ended December 31, 1997 were $3,428 and $90, respectively. For the year ended December 31, 1997, the Distributor earned $147,149 in brokerage commissions from Fund transactions and $11,564 in sales commissions from the distribution of Class A shares.

A contingent deferred sales charge ("CDSC") at a maximum rate of 5% is imposed on Class B shares if an investor redeems within six years of the purchase date. A CDSC is imposed on Class C shares at a rate of 1% if shares are redeemed within 12 months from the date of purchase.

A CDSC will be imposed on the proceeds of the redemptions of Class A shares purchased aggregating $1 million or more if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount equal to 1% if the redemption occurs within 12 months and .50 of 1% if the redemption occurs within the next 12 months. No CDSC will be imposed on Class A, B and C shares derived from reinvestment of dividends or capital gain distributions, or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for Class A, B and C shares purchased during the CDSC period. Any sales charge imposed on redemptions is paid to the Distributor. For the year ended December 31, 1997, there were $1,259 in CDSC charges paid to the Distributor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Adviser and/or Distributor. None of the directors so affiliated received compensation for his services as director of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

NOTE 8 -- DIVIDENDS AND DISTRIBUTIONS SUBSEQUENT TO
END OF REPORTING PERIOD

The Fund announced a per-share distribution to shareholders of record December 31, 1997. The distribution had an ex-distribution date of January 2, 1998 and was payable January 9, 1998.

The distribution was as follows:

                                        Class A   Class B   Class C
-------------------------------------------------------------------
From net investment income...........   $0.12      $0.04     $0.08
From long-term capital gains.........   $1.63      $1.63     $1.63
                                        -----      -----     -----
Total distributions paid.............   $1.75      $1.67     $1.71
                                        -----      -----     -----
                                        -----      -----     -----

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 9 - Financial Highlights

                                                          Class A Shares                             Class B Shares
                                             ---------------------------------------    --------------------------------------------
                                               1997     1996    1995    1994    1993      1997    1996    1995     1994   1993*'DD'
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Year                         $25.65    $23.19  $19.88  $21.86  $21.95    $26.31   $23.45  $19.94   $21.84  $22.17
                                            ----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.45      0.51    0.71    0.75    0.81      0.13     0.21    0.41     0.49    0.13
Net Gains or Losses on Securities
  (both realized and unrealized)               5.54      3.36    3.91   (1.15)   1.11      5.75     3.69    4.10    (1.04)  (0.46)
                                            ----------------------------------------------------------------------------------------
Total from Investment Operations               5.99      3.87    4.62   (0.40)   1.92      5.88     3.90    4.51    (0.55)  (0.33)
LESS DISTRIBUTIONS
Dividends (from net investment income)        (0.44)    (0.55)  (0.75)  (0.87)  (0.90)    (0.28)   (0.18)  (0.44)   (0.64)    0.0
Distributions from Capital Gains (from
   securities and options transactions)       (1.16)    (0.86)  (0.56)  (0.71)  (1.11)    (1.16)   (0.86)  (0.56)   (0.71)    0.0
                                            ----------------------------------------------------------------------------------------
Total Distributions                           (1.60)    (1.41)  (1.31)  (1.58)  (2.01)    (1.44)   (1.04)  (1.00)   (1.35)    0.0
                                            ----------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $30.04    $25.65  $23.19  $19.88  $21.86    $30.75   $26.31  $23.45   $19.94  $21.84
                                            ========================================================================================
Total Return                                  24.74%    17.60%  24.45% (1.77%)  9.35%    23.60%   17.34%  23.54%   (2.52%) (1.49%)
                                            ----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in $millions), End of Year        136.4     117.4   112.0  101.8   118.5       1.6      1.0     0.6      0.3     0.2
                                            ----------------------------------------------------------------------------------------
Ratio of Expenses (net)
   to Average Net Assets[1]                     1.1%      1.3%    1.5%   1.5%    1.5%      2.0%     2.1%    2.2%     2.3%    2.2%'D'
                                            ----------------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets       1.6%      2.1%    3.3%   3.7%    3.7%      0.7%     1.3%    2.5%     2.9%    3.9%'D'
                                            ----------------------------------------------------------------------------------------
Average Commission Rate***                  $0.0749    $.0726     -.-    -.-     -.-   $0.0749  $0.0726     -.-      -.-     -.-
Portfolio Turnover Rate                        59.4%     61.5%   78.3%  87.9%   54.1%     59.4%    61.5%   78.3%    87.9%   54.1%
                                            ----------------------------------------------------------------------------------------


                                                             Class C Shares
                                            ----------------------------------------------------
                                              1997      1996      1995      1994     1993*'DD'
                                            ----------------------------------------------------
Net Asset Value,
   Beginning of Year                         $25.69    $23.10    $19.89    $21.87    $22.17
                                            --------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.13      0.29      0.54      0.72      0.15
Net Gains or Losses on Securities
  (both realized and unrealized)               5.62      3.37      3.91     (1.15)    (0.45)
                                            --------------------------------------------------
Total from Investment Operations               5.75      3.66      4.45     (0.43)    (0.30)
LESS DISTRIBUTIONS
Dividends (from net investment income)        (0.19)    (0.21)    (0.68)    (0.84)      0.0
Distributions from Capital Gains (from
   securities and options transactions)       (1.16)    (0.86)    (0.56)    (0.71)      0.0
                                            --------------------------------------------------
Total Distributions                           (1.35)    (1.07)    (1.24)    (1.55)      0.0
                                            --------------------------------------------------
Net Asset Value, End of Year                 $30.09    $25.69    $23.10    $19.89    $21.87
                                            ==================================================
Total Return                                  23.59%    16.56%    23.51%    (1.95%)   (1.35%)
                                            --------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in $millions), End of Year          0.1       0.0**     0.0**     0.0**     0.0**
                                            --------------------------------------------------
Ratio of Expenses (net)
   to Average Net Assets[1]                     2.0%      2.2%      2.3%      1.5%      1.5%'D'
                                            --------------------------------------------------
Ratio of Net Income to Average Net Assets       0.5%      1.2%      2.5%      3.6%      3.5%'D'
                                            --------------------------------------------------
Average Commission Rate***                  $0.0749    $.0726       -.-       -.-        -.-
Portfolio Turnover Rate                        59.4%     61.5%     78.3%     87.9%      54.1%
                                            --------------------------------------------------


* The Fund commenced offering Class B shares and Class C shares on October 18, 1993.

** Less than $100,000 of net assets. 'D' Annualized. 'DD' Based on average shares outstanding.

*** Disclosure effective for fiscal year 1996 and all periods thereafter.

[1] Had the Investment Adviser not agreed to reimburse Class C shares for expenses in excess of the expense limitation described in Note 6, the ratios of expenses to average net assets for the years ended December 31, 1997, 1996, 1995 and 1994 would have been 2.5%, 2.5%, 2.5% and 2.5%, respectively, for Class C shares.

                                                             [BURNHAM FUND LOGO]




                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

OFFICERS OF THE FUND
I.W. Burnham, II Chairman
Jon M. Burnham, President
     and Chief Executive Officer
Michael E. Barna, Executive Vice President
      Chief Financial Officer, Treasurer and Secretary
Debra B. Hyman, Executive Vice President
Ronald M. Geffen, Vice President
Frank A. Passantino, Vice President and
      Assistant Secretary
Louis S. Rosenthal, Vice President

INVESTMENT ADVISER
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, New York 10019

DISTRIBUTOR
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, New York 10019
Telephone: 1 (800) 874-FUND

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, New York 10022

SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

http://www.burnhamfunds.com

This report has been prepared for the information of shareholders of The Burnham Fund Inc. and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.




ANNUAL REPORT

DECEMBER 31, 1997


--------------------------------------------------------------------------------
                           CONTINUITY   KNOWLEDGE


                                    BURNHAM
                                     ------
                                      FUND


                               GROWTH   INCOME
--------------------------------------------------------------------------------


Burnham Securities Inc.
PRINCIPAL DISTRIBUTOR


                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as...............................   'D'
The double dagger symbol shall be expressed as........................  'DD'